Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.4135%



        Excess Protection Level
          3 Month Average   6.24%
          July, 1999   5.96%
          June, 1999   5.15%
          May, 1999   7.61%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.77%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,456,383,517.80